EQUITY	6 Months Ended
Jun. 30, 2019
SHAREHOLDERS' EQUITY:
EQUITY
NOTE 4:          EQUITY

On March 24, 2019, the Company granted to its incoming CEO and chairman of the board 60,000 options to purchase ordinary shares, for an exercise price of $ 4.92 per share, and 40,000 RSU's, under the "2014 Share Incentive Plan". The options are exercisable in accordance with the terms of the plan and will vest over three-four years. The fair value of the options and RSU's granted, as of the grant date, was estimated at approximately $164 and $156, respectively.

On May 2, 2019, the general meeting of the Company approved the abovementioned grants.